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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



                                 MARCH 10, 1997
                Date of Report (Date of earliest event reported)



                                CKS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                         0-27090                     77-0385435
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
       incorporation)
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                              10441 Bandley Drive
                          Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 366-5100
              (Registrant's telephone number, including area code)



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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

        On March 10, 1997, Ria 96 Vermogensverwaltungs GmbH, a German corporation ("Sub") and wholly-owned subsidiary of CKS Group, Inc., a Delaware corporation (the "Registrant" or "CKS") acquired all capital stock of EPG
Elektronische Publikationen GmbH, a German corporation (formerly Prisma Holding
GmbH) ("EPG"), pursuant to a Share Acquisition Agreement dated as of January 8,
1997, as amended by Amendment No. 1 dated March 10, 1997 (the "Acquisition
Agreement"), by and among the Registrant, Sub, EPG and the shareholders of EPG.

        In consideration for the sale of their shares in EPG, the shareholders of EPG received $5,850,000 in cash and Common Stock of CKS and the right to receive $644,000 in cash and shares of Common Stock in 1998 and up to an additional $10,000,000 in cash and additional shares of Common Stock over the next three fiscal years upon attainment of certain financial performance goals by Sub (the "Subsequent Payments"). The number of additional shares of Registrant's Common Stock to be issued to shareholders of EPG will be determined based on the closing price of the Registrant's Common Stock over a ten business day period ending two business days prior to the issuance date of such shares. The value of the Subsequent Payments is subject to reduction in the event Registrant suffers damages as a result of a breach of the representations and guarantees made by EPG and its shareholders.

        The acquisition of the capital stock of EPG will be treated as a purchase for financial accounting purposes.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of business acquired:

                Not applicable.

        (b)     Pro forma financial information:

                Not applicable.

        (c)     Exhibits in accordance with Item 601 of Regulation S-K:

        Exhibits.

                2.1     Share Acquisition Agreement, dated as of January 8,
                        1997, by and among Registrant, EPG Elektronische
                        Publikationen GmbH ("EPG"), Ria 96 Vermogensverwaltungs
                        GmbH ("Sub") and the shareholders of EPG.*

                2.2     Amendment No. 1 to Share Acquisition Agreement, dated
                        March 10, 1997, by and among Registrant, EPG, Sub and the shareholders of EPG.*

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        (*)     Incorporated by reference to Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on
                March 18, 1997.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CKS GROUP, INC.



Dated: March 17, 1997                   By:     /s/  ROBERT T. CLARKSON
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                                            Robert T. Clarkson
                                            Executive Vice President and
                                            Secretary